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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 25, 2005

                              CONCORD CAMERA CORP.
                              ---------------------
             (Exact name of registrant as specified in its charter)


       New Jersey                                              13-3152196
-------------------------------                          ----------------------
(State or other jurisdiction                                (I.R.S. Employer
 of incorporation)                                       Identification Number)

                                     0-17038
                            ------------------------
                            (Commission File Number)

    4000 Hollywood Boulevard, 6th Floor North Tower, Hollywood, Florida 33021
    -------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (954) 331-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 3.01.  NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE
OR STANDARD; TRANSFER OF LISTING.

         On February 25, 2005, the Company received a notice from the Nasdaq Listing Qualifications staff (the "staff") indicating that because The Nasdaq Stock Market ("Nasdaq") had not received Concord's Form 10-Q for the second quarter of Fiscal 2005 which ended January 1, 2005 ("Second Quarter 10-Q"), which was due on February 10, 2005, Concord is not in compliance with Nasdaq Marketplace Rule 4310(c)(14). Consistent with prior communication to and from Nasdaq the Company intends to file its Second Quarter 10-Q on or before March 31, 2005.

         As previously announced, in November 2004, the staff notified the Company of a determination to delist the Company's securities as a result of its failure to timely file its Form 10-Q for the first quarter of Fiscal 2005 ("First Quarter 10-Q"). The Company appealed the determination and requested an exception to regain compliance with the Nasdaq listing standards.

         In connection with the appeal, the Company advised Nasdaq that it expected to file its First Quarter 10-Q on or before February 14, 2005 and its Second Quarter 10-Q on or before March 31, 2005. As previously announced, Nasdaq granted the Company's request for an exception and for continued listing on The Nasdaq National Market, subject to (a) the Company disclosing preliminary unaudited financial results for First Quarter Fiscal 2005 on or before February 15, 2005; (b) the Company filing its First Quarter 10-Q on or before February 18, 2005; and (c) the Company filing its Second Quarter 10-Q on or before March 31, 2005. The Company met the first two requirements and currently anticipates filing the Second Quarter 10-Q on or before March 31, 2005.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) A copy of Concord's press release dated March 3, 2005 is attached hereto as Exhibit 99.1.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      CONCORD CAMERA CORP.


Date: March 3, 2005                   By: /s/ Alan Schutzman
                                         --------------------------------------
                                         Alan Schutzman
                                         Senior Vice President, General Counsel
                                            and Secretary

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